Exhibit 32.1


           Certification Required by Rule 13a-14(b) or Rule 15d-14(b)
                           and 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
     ----------------------------------------------------------------------

I, Michael C. Culver, as Chief Executive Officer of First Aviation Services Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended January 31, 2004 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  April 29, 2004


                                                         /s/ Michael C. Culver
                                                         -----------------------
                                                         Michael C. Culver
                                                         Chief Executive Officer